                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): MAY 10, 2002



                          AUGUST TECHNOLOGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)


       000-30637                                       41-1729485
(Commission File Number)                 (I.R.S. Employer Identification Number)


                              4900 WEST 78TH STREET
                              BLOOMINGTON, MN 55435
               (Address of Principal Executive Offices) (Zip Code)


                                  952-820-0080
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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         August Technology Corporation hereby amends its Current Report on Form
8-K dated May 10, 2002 only to correct a typographical error in the date set forth in Item 5.

ITEM 5. OTHER EVENTS.

         On May 10, 2002, August Technology Corporation issued a press release announcing the resignation of Thomas Velin as its Chief Financial Officer. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)      Financial statements:  None.

        (b)      Pro forma financial information:  None.

        (c)      Exhibits:

                 99       Press Release dated May 10, 2002




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2002

                                      AUGUST TECHNOLOGY CORPORATION



                                      By  /s/  Jeff L. O'Dell
                                         ---------------------------------------
                                         Jeff L. O'Dell, Chief Executive Officer




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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          AUGUST TECHNOLOGY CORPORATION
                           EXHIBIT INDEX TO FORM 8-K/A



Date of Report:                                             Commission File No.:
May 10, 2002                                                           000-30637



EXHIBIT NO.           ITEM

    99                Press Release dated May 10, 2002